SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) July 7, 1997

                            -----------------------

                                  IMATRON INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-12405                                       94-2880078
--------------------------------       -----------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)

            389 Oyster Point Boulevard, South San Francisco, CA   94080
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (415) 583-9964
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Increase in Authorized Common Stock.

     Effective July 7, 1997 the Company amended its Certificate of Incorporation. The amendment, which was approved by the Board of Directors on April 30, 1997 and by the shareholders at their annual meeting on June 30, 1997, increases the number of authorized shares of the Companys Common Stock from 100 million shares to 150 million.

ITEM 7.  Exhibits.

     7.1 Certificate of Amendment of the Certificate of Incorporation of Imatron Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IMATRON INC.
                                     ----------------------------------------

Date: July 16, 1997                 By:  /s/ Gary H. Brooks
                                     ----------------------------------------
                                              Gary H. Brooks
                                     Its:     Vice President, Finance and
                                              Administration, Chief Financial
                                              Officer and Secretary